Exhibit 10.31

TENTH AMENDMENT, WAIVER AND CONSENT

This Tenth Amendment, Waiver and Consent (“Tenth Consent”), is made and entered into effective as of June ____, 2017 (the “Effective Date”), by and among Accelerated Pharma, Inc., a Delaware corporation (the “Company”), and the parties identified on the signature page hereto (each a “Purchaser” and collectively, “Purchasers”). Capitalized terms used but not defined herein will have the meanings assigned to them in the Securities Purchase Agreements and Transaction Documents (as defined below). Capitalized terms defined herein shall be incorporated in the Transaction Documents, as appropriate.

WHEREAS, the Company and Purchasers identified on Schedule A entered into Securities Purchase Agreements (“Securities Purchase Agreements”) and other Transaction Documents (collectively, “Transaction Documents”) dated as of December 23, 2014, May 8, 2015, June 11, 2015, November 6, 2015, April 20, 2016, April 22, 2016, May 9, 2016, May 27, 2016 and July 15, 2016 (the April 20, 2016, April 22, 2016, May 9, 2016, May 27, 2016 and several other Securities Purchase Agreements with dates ranging between July 15, 2016 through October 6, 2016 (all collectively the “Securities Purchase Agreements”); and

WHEREAS, the Transaction Documents were previously amended and certain consents and waivers were granted pursuant to a certain Amendment, Waiver and Consent entered into as of May 8, 2015 (the “First Amendment”), as further amended on November 6, 2015 pursuant to a Second Amendment, Waiver and Consent (the “Second Amendment”), as further amended on April 20, 2016 pursuant to a Third Amendment, Waiver and Consent (the “Third Amendment”), as further amended on May 9, 2016 pursuant to a Fourth Amendment, Waiver and Consent (the “Fourth Amendment”), as further amended on July 15, 2016 pursuant to a Fifth Amendment, Waiver and Consent (the “Fifth Amendment”), as further amended and restated on September 16, 2016 (the “Fifth Amended and Restated Amendment”), as further amended on October 2, 2016 pursuant to a Sixth Amendment, Waiver and Consent (the “Sixth Amendment”), as further amended on November 30, 2016 pursuant to a Seventh Amendment, Waiver and Consent (the “Seventh Amendment”), as further amended on January 30, 2017 pursuant to an Eighth Amendment, Waiver and Consent (the “Eighth Amendment”), and as further amended on March 13, 2017 pursuant to a Ninth Amendment, Waiver, Restructuring and Consent (the “Ninth Amendment,” and together with the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Fifth Amended and Restated Amendment, the Sixth Amendment, the Seventh Amendment, and Eighth Amendment, the “Prior Amendments”); and

WHEREAS, pursuant to the Transaction Documents, the Company issued to the Purchasers Secured Convertible Notes (“Notes”) and Warrants (which Warrants have been subsequently exchanges for shares of the Company’s common stock, the “Exchange Shares”); and

WHEREAS, the Company wishes to amend the definition of Qualified Offering as it is defined in Section 1.1 of the Securities Purchase Agreements and the accompanying Transaction Documents and as amended pursuant to the Prior Amendments; and

WHEREAS, the Company is requesting that Purchasers waive any Events of Default that occurred or may have occurred prior to the date hereof; and

WHEREAS, the Company is requesting that the Purchasers of the Notes (“2014 Purchasers”) issued on December 23, 2014 (“2014 Notes”) and the Purchasers of the Notes (the “2015 Purchasers”) issued in May, June and November of 2015 (the “2015 Notes”) agree to the extension of the Maturity Date of the December 2014 Notes and the 2015 Notes to July 31, 2017; and

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WHEREAS, the Company is requesting that all holders of Notes consent and agree to, in accordance with the terms of the Securities Purchase Agreements, the terms of a contemplated private placement offering by the Company of Series B Convertible Preferred Stock (the “Series B Stock”) and Warrants in the minimum aggregate amount of $2 million and the maximum aggregate amount of $3 million (the “Preferred Stock Placement”), which private placement is anticipated to close concurrently with the Company’s anticipated initial public offering; and

WHEREAS, the Company and Purchasers agree to the following amendments, waivers and consents, which amendments, waivers and consents shall be effective upon the approval of all Purchasers, with such approval when achieved to be deemed effective as of the Effective Date.

NOW, THEREFORE, the Company and Purchasers hereby agree as follows:

1.          The Maturity Date of the 2014 Notes and the 2015 Notes is extended to August 14, 2017.

2.          The definition of “Qualified Offering” in Section 1.1 of the Securities Purchase Agreement is deleted and replaced with the following:

“Qualified Offering” means the occurrence of an offering of the Company’s Common Stock which closes in one or more closings in connection with which the Company receives not less than $5,000,000 of gross cash proceeds from the sale of Common Stock on or before August 14, 2017 at a pre-money valuation on a fully diluted basis of at least $20,000,000.”

3.            As of the Effective Date, the Purchasers waive (i) any Events of Default that have occurred or may have occurred prior to the date hereof, and (ii) any restrictions contained in the Transaction Documents in order to afford the Company the opportunity to implement a Qualified Offering.

4.          As of the Effective Date, the Purchasers consent and agree to the Preferred Stock Placement and waive any restrictions contained in the Transaction Documents in order to afford the Company the opportunity to implement the Preferred Stock Placement. The Purchasers expressly acknowledge that in connection with the Preferred Stock Placement, certain existing investors of the Company will be afforded the opportunity to exchange their Company securities for shares of Series B Preferred. A copy of the draft Securities Purchase Agreement for the Series B Preferred is attached hereto as Exhibit A, and the Purchasers (in connection with the foregoing consent, agreement and waiver to the Preferred Stock Placement) acknowledge that they have read such Securities Purchase Agreement, understand the terms thereof and waive and forego any rights they may have to participate in the Preferred Stock Placement.

5.          The undersigned Purchaser hereby acknowledges, ratifies and confirms in all respects the Prior Amendments.

6.          The undersigned Purchaser represents to the Company that it is the holder of the Notes and Exchange Shares in the amounts set forth on Schedule A hereto, it has not sold, transferred or otherwise assigned any of the Notes and Exchange Shares and it has the authority to enter into and deliver this Ninth Consent.

7.          The Company represents that Schedule A hereto identifies all of the holders and sets forth the amounts as of the date herein of all of the securities issued or issuable pursuant to the Securities Purchase Agreements and that the Transaction Documents have not been previously amended nor any waiver of any term thereof granted by any party thereto other than as set forth in the Prior Amendments and this Tenth Consent.

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8.          This Tenth Consent may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument. This Ninth Consent may be signed and delivered by facsimile or electronically and such facsimile or electronically signed and delivered Tenth Consent shall be enforceable.

9.          This Tenth Consent shall be included in the definition of Transaction Documents as such term is defined in the Securities Purchase Agreements.

10.         Sections 5.4, 5.5, 5.12 and 5.21 of the Securities Purchase Agreements are incorporated herein by reference.

11.         Except as expressly set forth herein, this Tenth Consent shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Purchaser, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Purchaser may be parties to, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as set forth herein, the Purchaser reserves all rights, remedies, powers, or privileges available under the Transaction Documents and any other agreement to which the Purchaser may be parties to, at law or otherwise. This Tenth Consent shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith and any other agreement to which the Purchaser may be a party to.

IN WITNESS WHEREOF, the Company and the undersigned Purchasers have caused this Eighth Consent to be executed as of the date first written above.

ACCELERATED PHARMA, INC.
the “Company”

By:
Michael Fonstein, Chief Executive Officer

“PRIOR PURCHASER”

Name of Prior Purchaser:

Signature of Authorized Signatory of Prior Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

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Exhibit A

Series B Preferred Stock Securities Purchase Agreement

[attached hereto]

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SCHEDULE A

PURCHASERS OF DECEMBER 23, 2014	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	Exchange Shares
CURBER INTERNATIONAL LTD.	$400,000.00	61,251
MORRIS FUCHS	$50,000.00	7,656
NACHUM STEIN	$100,000.00	15,312
AMERICAN EUROPEAN INSURANCE CO.	$100,000.00	15,312
HSI PARTNERSHIP	$50,000.00	7,656
RR INVESTMENT 2012 LP	$50,000.00	7,656
TOTALS	$750,000.00	114,843

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SCHEDULE A (continued)

PURCHASERS OF MAY 8, 2015 AND JUNE 11, 2015	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	Exchange Shares
2004 LEON SCHARF IRREVOCABLE TRUST CORP.	$100,000.00	22,250
HOCH FAMILY EQUITIES LLC	$50,000.00	11,121
RR INVESTMENT 2012 LP	$500,000.00	111,228
API BIO INVESTORS, LLC	$340,000.00	75,639
ABRAHAM BELSKY	$50,000.00	11,121
EDWIN W. COLMAN CHILDREN’S TRUST	$100,000.00	22,250
ELI INZLICHT-SPREI	$25,000.00	5,565
HARVEY LANG	$25,000.00	5,565
ALPHA CAPITAL ANSTALT	$750,000.00	166,845
BRIO CAPITAL MASTER FUND LTD.	$110,000.00	24,470
BERNHARD LAZARUS	$50,000.00	11,121
TOTALS	$2,100,000.00	467,175

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SCHEDULE A (continued)

PURCHASERS OF NOVEMBER 6, 2015	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	Exchange Shares
API BIO INVESTORS, LLC	$220,000.00	48,945
MORDECHAI MARC BELSKY	$50,000.00	11,121
KEREN BROCHA	$35,000.00	7,785
CHAIM GROSS	$30,000.00	6,675
HOCH FAMILY EQUITIES, LLC	$100,000.00	22,250
MORRIS FUCHS	$50,000.00	11,121
ELI INZLICHT-SPREI	$15,000.00	3,338
TOTALS	$500,000.00	111,235

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SCHEDULE A (continued)

PURCHASERS OF APRIL 2016	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	Exchange Shares
2004 LEON SCHARF IRREVOCABLE TRUST CORP.	$100,000.00	29,697
VENTURE CAP GROUP LLC	$50,000.00	14,842
NACHUM STEIN	$40,000.00	11,872
AMERICAN EUROPEAN INSURANCE CO.	$40,000.00	11,872
HSI PARTNERSHIP	$20,000.00	5,942
PURCHASERS OF MAY 2016

MANUEL S. SCHARF	$100,000.00	29,697
SCHEIN VENTURES LLC	$100,000.00	29,697

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SCHEDULE A (continued)

PURCHASERS OF JULY 2016	PURCHASE PRICE AND PRINCIPAL AMOUNT OF NOTE	Exchange Shares
ALPHA CAPITAL ANSTALT	$50,000.00	14,842
RAYMOND DAYAN	$40,000.00	11,872
BRIO CAPITAL MASTER FUND LTD.	$25,000.00	7,422
EDWIN W. COLMAN CHILDREN’S TRUST	$50,000.00	14,842
2004 LEON SCHARF IRREVOCABLE TRUST CORP.	$50,000.00	14,842
Additional 2016 Purchasers
Yuri Rabinovich	$50,000.00	14,842
Ross Overbeek	$20,000.00	5,942
Michael H. Schwartz Profit Sharing Plan	$120,000.00	35,625
Masoud Toghraie	$200,000.00	59,378
Walter Schenker IRA #1374	$50,000.00	14,842
Scott Greenberg	$50,000.00	14,842
D&R Partners LLC	$50,000.00	14,842
AJH Holdings LLC	$50,000.00	14,842
Sturling Advisors LLP	$105,000.00	31,175
Asher Hartman	$26,000.00	7,718
TOTALS	$1,386,000	411,487

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